SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 5, 2004

POPULAR, INC.

(Exact name of registrant as specified in its charter)

COMMONWEALTH OF PUERTO RICO	NO. 0-13818	NO. 66-0416582

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 MUÑOZ RIVERA AVENUE HATO REY, PUERTO RICO	00918

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 765-9800

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE DATED APRIL 5, 2004

Item 5. Other Events and Regulation FD Disclosure

On April 5, 2004, Mr. Richard L. Carrión, President and CEO of Popular, Inc., announced certain organizational changes.

Item 7. Financial Statements and Exhibits

     Exhibit

     99.1 News release dated April 5, 2004, announcing Popular, Inc.’s corporate reorganization.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.

(Registrant)

Date: April 5, 2004	By:	/s/ Ileana González Quevedo

	Name: Title:	Ileana González Quevedo Senior Vice President and Comptroller

Exhibit Index

Exhibit Number	Description
99.1	News release, dated April 5, 2004